CERTAIN INFORMATION IDENTIFIED BY BRACKETED ASTERISKS ([*****]) HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. AGREEMENT OF PURCHASE AND SALE (Sutter Avenue Coalinga CA – West Parcels/Phase 2) THIS AGREEMENT (the “Agreement”) is made as of the 19th day of April 2019 (the “Effective Date”), between RTS Orchards, LLC, a California limited liability company (the “Seller”) and Gladstone Land Corporation, a Maryland corporation (the “Purchaser”). WHEREAS, Seller has agreed to sell and Purchaser has agreed to purchase the Property (as hereinafter defined); NOW, THEREFORE, in consideration of the agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows: 1. Certain Definitions. For purposes of this Agreement, the following terms shall have the following definitions: “Broker” shall mean London Properties, Ltd. , its agents and officers. “Broker’s Address” shall mean: London Properties Ltd. a California corporation (BRE #00463722) Greg Squires, Broker Cameron Kay, Agent (BRE #01932246)) Ken Neufeld, Agent (BRE #00788084) (559) 577-2062 (Cameron Kay) Email: ckay@londonproperties.com (Cameron Kay) 6442 N. Maroa Ave. Fresno, CA 93704 “Broker Disclosures” means the statutory disclosures attached hereto as Exhibit “G”. “Closing Date” shall mean [*****], or such earlier date as the parties may agree. “Contracts” shall mean, collectively, any and all leases, service, maintenance, management or other contracts or agreements with third parties relating to or affecting the Property. “Crop Year” shall mean the twelve (12) month period beginning on November 1 and ending on October 31 of the next calendar year. -1-

“Due Diligence Materials” shall mean those materials and information more particularly described on Exhibit C attached hereto and incorporated by reference herein. “Earnest Money” shall mean the sum of Two Hundred Fifty Thousand and NO/100 Dollars ($250,000.00), together with all interest accrued thereon. “GAP” shall mean good agricultural practices. “Government Payments” shall mean all federal, state and local government payments, benefits and entitlements associated with or applicable to the Property or any crops grown thereon, including without limitation any applicable direct payments or counter-cyclical payments under the Farm Security and Rural Investment Act of 2002, as amended. “Inspection Period” shall mean the period beginning on the Effective Date and ending on [*****]. “Improvements” shall mean all buildings, structures, gates, fences, roads, levees, ditches, grain bins, silos, other storage bins, together with all other appurtenances or other facilities currently existing on the Property, including without limitation all Irrigation Equipment. “Irrigation Equipment” shall mean all below ground, surface and above ground irrigation equipment at the Property, including without limitation water wells, structures, pumps, motors, casings, risers, above and below ground pipes and pipelines, culverts, overhead or drip irrigation equipment, and pivot irrigation equipment, and all related power and control units and systems, as applicable. All the Irrigation Equipment shall be deemed to be part of the Improvements to be conveyed to Purchaser. “Land” shall mean shall mean that certain real property located in Fresno County, State of California, comprising approximately 1,098.07 gross acres with such estimated acreage derived from Fresno County Assessor’s records (including, without limitation, approximately 1,040.20 acres planted in pistachios), all as more particularly described on Exhibit A attached hereto and incorporated herein by reference, together with trees located thereon and all other rights (including without limitation mineral rights, timber rights and development rights), easements, hereditaments and appurtenances thereunto belonging. “Lease” shall mean an agricultural lease to be entered into by Purchaser, or its assignee, and Tenant, in substantially the form attached hereto as Exhibit F. “Personal Property” shall mean any personal property used by Seller in conducting farming operations at the Property that will be conveyed to Purchaser as part of this transaction, if any, that is described on Exhibit B attached hereto and incorporated by reference herein. “Phase 1 Agreement” shall mean contract between Seller and Purchaser entitled “Agreement of Purchase and Sale (Sutter Avenue Coalinga CA – East Parcels/Phase 1)” of even date herewith. -2-

“[*****]Membership Interest” shall mean 53% (measured as of the Effective Date) of Seller’s membership interest in [*****]Water Conveyance Partners, LLC, a California limited liability company which owns certain irrigation pipelines used from time to time to convey irrigation water to the Property. Without limiting the foregoing in the event that Seller has conveyed 47% (measured as of the Effective Date) of its membership interest in such LLC to Purchaser in connection with the closing of the Phase 1 Agreement, the interest to be conveyed hereunder shall be the full balance of Seller’s membership interest in the LLC. “Property” shall mean the Land, Improvements, and any Personal Property, specifically including without limitation all Water Rights and the [*****]Membership Interest. Notwithstanding the foregoing or anything herein to the contrary, the parties acknowledge and agree that the crop currently growing on the Land is not a part of the Property to be conveyed at Closing, and the owner thereof, RTS AGRI BUSINESS, LLC a California limited liability company (“RTSAB, LLC”) shall be entitled to retain such current crop of pistachios and all revenue generated from the sale of the same. In addition, notwithstanding the foregoing or anything herein to the contrary, the parties acknowledge and agree that the Solar Improvements (defined below) are not a part of the property to be conveyed at Closing and shall be retained by RTSAB, LLC, provided however that the Lease shall contain a provision for the transfer of the Solar Improvements by RTSAB, LLC to Purchaser (as landlord under the Lease) on the sixth (6th) anniversary of the commencement of the Lease. “Purchase Price” shall mean the total amount of Thirty Seven Million and NO/100 dollars ($37,000,000.00), subject to adjustment as set forth in this Agreement. “Purchaser’s Address” shall mean: Gladstone Land Corporation Attention: Bill Reiman 1521 Westbranch Drive, Suite 200 McLean, VA 22102 (805) 377-7701 (T) Email: bill.r@gladstoneland.com With copy to: Gladstone Land Corporation Attn: Joseph Van Wingerden 1521 Westbranch Drive, Suite 200 McLean, VA 22102 (703) 287-5914 (T) (703) 287-5915 (F) Email: joe.v@gladstoneland.com With additional copy to: -3-

Bass Berry & Sims PLC Attention: Robert P. McDaniel, Jr. 100 Peabody Place, Suite 900 Memphis, TN 38103 (901) 543-5946 (T) (888) 765-6437 (F) Email: rmcdaniel@bassberry.com “Seller’s Address” shall mean: RTS Orchards, LLC Attention: Rod Stiefvater 4831 Calloway Drive, Suite 102 Bakersfield, CA 93312 Phone: (661) 829-5109 Email: rod@rtsag.com With a copy to: Hal H. Bolen II Bolen Fransen Sawyers LLP 7405 N. First Street Fresno, CA 93720 Phone: 559-226-8177 Fax: 559-227-4971 Email: hhb@bolenfransen.com “Solar Improvements” shall mean the items of solar equipment and related material described on Exhibit E attached hereto and incorporated herein by reference. “Tenant” shall mean RTSAB, LLC and CANOAS CREEK PISTACHIOS, LLC, a California limited liability company (a wholly owned subsidiary of RTSAB, LLC), jointly and severally as tenant under the Lease. “Title Company” shall mean: Chicago Title Insurance Company Attn: Melodie T. Rochelle 2701 Emerywood Parkway, Suite 200 Richmond, Virginia 23294 (804) 521-5713 (T) (804) 521-5756 (F) Email: melodie.rochelle@fnf.com “Water Rights” shall mean to the extent they are owned by Seller and appurtenant to the Property, all groundwater rights (whether overlying, appropriative, prescriptive or equitable), all -4-

rights or entitlements afforded to the Property under the Sustainable Groundwater Management Act, and the right to any water made available by the Pleasant Valley Water District as a district- wide water supply to any portion of the Property located within such district. “Water Rights” shall not include any separate contractor rights to use or acquire water supplies held by Seller which are not tied to the Land. 2. Property. Seller hereby agrees to sell and Purchaser, or its designee, hereby agrees to purchase from Seller the Property. 3. Earnest Money. Within three (3) business days after Effective Date, Purchaser shall deposit the Earnest Money with the Title Company by wire transfer or certified or cashier’s check. The Earnest Money shall be refundable to Purchaser in accordance with the terms, provisions and conditions of this Agreement or released to Seller as Liquidated Damages in the event of Purchaser’s default as provided in Section 19 below. 4. Purchase Price. At the Closing, defined below, all Earnest Money shall be applied to the Purchase Price, and the balance of the Purchase Price, subject to adjustments for credits and debits as set forth in this Agreement, shall be deposited by Purchaser in good funds by wire transfer to the Title Company. 5. Inspection Period; Refund of Earnest Money; Due Diligence Materials. (a) Purchaser shall have until the expiration of the Inspection Period to make such determinations with respect to the Property as Purchaser deems appropriate and to elect to either continue or terminate this Agreement, in Purchaser’s sole and absolute discretion, for any reason or no reason. Purchaser may terminate this Agreement, and receive a full refund of the Earnest Money, less $10.00 to be retained by Seller as consideration for entering into this Agreement, by delivering written termination notice to Seller at any time prior to expiration of the Inspection Period. If Purchaser does not so terminate this Agreement, the Earnest Money shall thereafter be refundable to Purchaser only as expressly otherwise set forth in this Agreement, and this Agreement shall remain in effect. (b) Within five (5) days after the Effective Date, Seller shall deliver to Purchaser at Seller’s sole expense the Due Diligence Materials. If Purchaser fails to purchase the Property for any reason, it will return all of the Due Diligence Materials and all copies thereof. Purchaser will keep the Due Diligence Materials confidential and disclose them only to such attorneys, accountants, lenders and advisors as shall be necessary, in Purchaser’s reasonable discretion, to properly evaluate them Seller shall also promptly provide any other documents or information in Seller’s possession or control relating to the Property or any Contract, that is reasonably requested by Purchaser. 6. Costs and Prorations. (a) Purchaser shall pay the costs of any Survey obtained by Purchaser pursuant to Section 9 hereof, and the costs of any Phase I environmental report and all other inspections and work performed or obtained by or for Purchaser in connection with its inspection of the Property. Seller shall pay for preparation of the grant deed, all documentary or transfer -5-

taxes, and recording costs applicable to the grant deed, the premium for Purchaser’s CLTA Title Policy, defined below, and any costs of production of the title search or abstract for the Property. Purchaser shall pay all expenses incident to any financing obtained for the purchase of the Property, including but not limited to any endorsement to the Title Policy or a separate lender’s policy of title insurance required by Purchaser’s lender, the premium for all endorsements to the Title Policy that Purchaser desires to obtain, and, notwithstanding the foregoing or anything herein to the contrary, the increase in the premium for the Title Policy resulting from Purchaser’s election to obtain a 2006 ALTA form policy rather than a CLTA form policy. All other closing costs shall be borne in accordance with the custom in Fresno County, California. (b) The following shall be prorated between the parties as of the Closing Date: (i) ad valorem property taxes constituting a lien against the Property for the year in which the Closing occurs and all other unpaid assessments with respect thereto, and (ii) utilities, and operating expenses for the Property for the calendar month (or other applicable period if such rents or other tenant charges are not paid monthly) in which Closing occurs. In the event such proration is based upon a previous year’s taxes or assessment, after Closing, at such time as any of the taxes or assessments are capable of exact determination, the party having the information permitting the exact determination shall send to the other party a detailed report of the exact determination so made. Within thirty (30) days after both Seller and Purchaser shall have received such report, Seller and Purchaser shall adjust the amounts apportioned pursuant to the estimates made at Closing to reflect the exact determinations contained in the report, and Seller or Purchaser, as the case may be, shall pay to the other whatever amount shall be necessary to compensate for the difference. Notwithstanding the foregoing, the Lease is intended to “pass through” all of the foregoing costs and expenses to Tenant, which is a wholly owned subsidiary of RTSAB, LLC under the Lease, after Closing. 7. Conditions Precedent to Purchaser’s Obligations. Seller acknowledges that as a condition precedent to Purchaser’s obligations hereunder, the following shall occur on or before the Closing Date (or any earlier date indicated below), any of which conditions may be waived by Purchaser in its sole discretion: (a) Purchaser shall have received a current Phase I environmental assessment satisfactory to Purchaser prepared by a competent licensed environmental engineer satisfactory to Purchaser. (b) There shall have been no material adverse change to the financial condition of Tenant from the Effective Date to Closing. (c) At or prior to Closing, the Tenant shall have executed and delivered the Lease to Purchaser, and such Lease shall be in full force and effect in accordance with its terms and conditions. (d) The Title Company shall be irrevocably committed to issue upon Closing a 2006 ALTA form Owner’s Policy of Title Insurance (the “Title Policy”), as evidenced by a “marked up” Title Commitment, defined below, insuring Purchaser as owner of fee simple title to the Property subject only to Permitted Exceptions, in the amount of the Purchase Price, and containing such endorsements as Purchaser shall have requested. -6-

(e) Subject to Sections 14 and 15 below, there shall have been no material adverse change in the condition of any of the Property (including without limitation any Improvements) after expiration of the Inspection Period and prior to the Closing Date. (f) Each of the other members of the [*****]Pipeline Partnership, LLC shall have waived its right of first refusal to purchase the [*****]Membership Interest. (g) Each and every representation and warranty of Seller set forth in Section 11 shall be true and correct in all material respects, and Seller shall not be in default under any of its other obligations under this Agreement, as of Closing. 7.1 Conditions Precedent to Seller’s Obligations. Purchaser acknowledges that as a condition precedent to Seller’s obligations hereunder, the following shall occur on or before the Closing Date (or any earlier date indicated below), any of which conditions may be waived by Seller in its sole discretion: (a) Purchaser has performed all of its obligations under this Agreement, including delivering the Earnest Money Deposit and the balance of the Purchase Price into Escrow as herein provided. (b) Purchaser is not in default under the material terms of this Agreement. (c) At or prior to Closing, the Purchaser as Landlord shall have executed and delivered the Lease to Seller and Tenant, and such Lease shall be in full force and effect in accordance with its terms and conditions. (d) Each of the other members of the [*****]Pipeline Partnership, LLC shall have waived its right of first refusal to purchase the [*****]Membership Interest. (e) Each and every representation and warranty of Purchaser set forth in Section 11.1 shall be true and correct in all material respects, (f) The transaction between Seller and Purchaser evidenced by the Phase 1 Agreement shall have closed, and Purchaser shall have paid the Purchase Price (as therein defined) and acquired title to the Property defined therein as well. (g) The tenant under the Cell Tower Lease (as defined in Section 11 (a) below), shall have waived or failed to timely exercise any right of first refusal to purchase the affected portion of the Property that it may have under the Cell Tower Lease. 8. Closing; Deed. (a) Subject to all preconditions set forth herein, the closing or settlement (“Closing”) of the transaction contemplated hereby, unless terminated in accordance with this Agreement or as otherwise agreed upon by Purchaser and Seller, shall be held via the mails, through the Title Company at 10:00 a.m. on the Closing Date or such other place and time as the parties may agree in writing. -7-

(b) At Closing, Seller shall convey to Purchaser good, marketable and insurable title to the Property by grant deed acceptable to Purchaser and the Title Company (the “Deed”), subject to (i) standard exceptions for real property taxes not yet due and payable, and (ii) any other matters which are waived by, or acceptable to, Purchaser pursuant to Section 10 below (the “Permitted Exceptions”). The Land description in the Deed shall be the property description from Seller’s vesting deed(s); and further provided, that if Purchaser obtains a Survey of the Property, Seller also agrees to execute and deliver a recordable Quit Claim Deed to Purchaser at Closing using the Survey description. 9. Survey. During the Inspection Period, Purchaser, at Purchaser’s expense, may cause a survey of the Property to be prepared by a surveyor selected by Purchaser (“Survey”). 10. Title. During the Inspection Period, Purchaser shall procure a title insurance commitment in the amount of the Purchase Price covering the Property issued by the Title Company (the “Title Commitment”) and furnish a copy thereof to Seller. Purchaser shall have until the expiration of the Inspection Period to object to any matters shown on the Title Commitment or Survey by written notice to Seller (“Title Objection Notice”). Purchaser may also object to any new matters thereafter revealed by a title update by subsequent Title Objection Notice(s) to Seller. Within five (5) business days after receipt of a Purchaser’s Title Objection Notice, Seller shall either (i) deliver written notice to Purchaser of any title or Survey objections which Seller elects not to cure, or (ii) cure or satisfy such objections (or commence to cure or satisfy such objections as long as Seller reasonably believes such objections may be cured or satisfied at least two (2) business days prior to Closing). In the event that Seller does not deliver written notice to Purchaser of any title or Survey objections which Seller elects not to cure within such five (5) day period, Seller shall be deemed to have elected to not cure all such objections. Within five (5) business days after receipt of Seller’s written notification that Seller elects not to cure a title or Survey objection, Purchaser may terminate this Agreement and receive a full refund of the Earnest Money by delivering written notice thereof to Seller. If Purchaser does not so terminate this Agreement, then any such title or Survey objection which Seller elects not to cure shall be deemed waived by Purchaser and shall be an additional Permitted Exception. If any objection which Seller elects to cure is not satisfied by Seller at least two (2) business days before the scheduled date of Closing, Purchaser shall have the right to terminate this Agreement, in which case the Earnest Money shall be returned to Purchaser and neither party shall have any further rights, obligations or duties under this Agreement. If Seller does cure or satisfy the objections at least two (2) business days prior to Closing, then this Agreement shall continue in effect. Any exception to or defect in title which Purchaser shall elect to waive, or which is otherwise acceptable to Purchaser, shall be deemed an additional Permitted Exception to title at Closing. Seller covenants and agrees not to alter or encumber in any way Seller’s title to the Property after the date hereof. Notwithstanding anything in this Agreement to the contrary, Seller shall cause any deed of trust, mortgage, deed to secure debt, judgment or other lien for a liquidated sum encumbering the Property to be released at or before Closing provided that, any such obligations actually satisfied and released by application of Purchaser’s funds at the Closing will be deemed to have been cured by Seller at least two (2) business days prior to Closing and shall not be a justification for Purchaser to terminate this Agreement. -8-

Purchaser acknowledges that the Permitted Exceptions will include a gas line easement (“Gas Line Easement”) that Seller has agreed to grant to relocate an existing gas line around the periphery of the Property at a precise location that will be disclosed during the Inspection Period. 11. Seller’s Representations and Warranties. As of the date hereof and as of the Closing Date (as evidenced by Seller’s date down certificate to be provided at Closing), Seller represents, warrants and covenants to Purchaser that: (a) Other than (i) the Lease, and (ii) a cell tower lease with Fresno MSA Limited Partnership dated August 8, 2007 which contains a right of first refusal and affects Assessor’s Parcel Number 085-020-08S (the “Cell Tower Lease”), there will be no parties in possession of any portion of the Property as lessees, sub-lessees or otherwise, and no other party has been granted an oral or written license, lease, option, purchase agreement or other right pertaining to the use, purchase or possession of any portion of the Property. A true, complete and correct copy of any Contracts affecting the Property and any amendments thereto have been or will be furnished to Purchaser within five (5) days after the Effective Date as part of the Due Diligence Materials, and there are no Contracts which encumber or bind the Property or Seller which will be binding on Purchaser, or which Purchaser will be required to assume at Closing, or which will encumber or bind the Property at or after Closing. There are no leasing brokerage agreements, leasing commission agreements or other agreements providing for the payment of any amounts, and no commissions due, for leasing activities with respect to the Property. (b) Seller shall cause Tenant to execute and deliver the Lease at or prior to Closing. (c) Seller shall use a commercially reasonable good faith effort to obtain a waiver of any right of first refusal in favor of the Tenant under the Cell Tower Lease, and provide written confirmation of the same to Purchaser and to Title Company, as soon as reasonably practical after the Effective Date. (d) The Seller has not received notice of any default (and Seller has no knowledge of any default) under any note, mortgage or deed of trust or other security interest or loan document or indebtedness related to or secured by the Property. The execution and delivery of this Agreement, the consummation of the transaction herein contemplated and the compliance with the terms and provisions hereof will not conflict with or (with or without notice or the passage of time or both) result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, loan agreement or instrument to which the Seller is a party or by which the Seller or the Property is bound, any applicable regulation or any judgment, order or decree of any court having jurisdiction over the Seller or the Property. (e) The Seller has not received any notice, nor does Seller have knowledge of any material violation of any ordinance, regulation, law, statute, rule or restriction relating to the Property. (f) There are no attachments, executions, assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy or under any applicable debtor -9-

relief laws or any other litigation contemplated by or pending or to Seller’s knowledge, threatened against the Seller or the Property. (g) Seller has been duly organized and is validly existing under the laws of the State of California. Seller has the full right and authority to enter into this Agreement and to transfer all of the Property to be conveyed by Seller pursuant hereto and to consummate or cause to be consummated the transactions contemplated herein to be made by Seller. The person signing this Agreement on behalf of Seller is authorized to do so. No other signatures or approvals are required to make this Agreement fully enforceable by the Purchaser with respect to the Seller or the Property. This Agreement constitutes, and all agreements and documents contemplated hereby (when executed and delivered pursuant hereto) will constitute, the valid and legally binding obligations of Seller, enforceable in accordance with their respective terms. (h) The Seller has and will convey to the Purchaser good, marketable and indefeasible title in fee simple to the Property, subject only to the Permitted Exceptions. (i) Seller has no knowledge of any pending condemnation or similar proceeding or assessment affecting the Property or any part thereof, nor to the knowledge of the Seller is any such proceeding or assessment contemplated or threatened by any governmental authority. There will be no claim against the Property or Purchaser for or on account of work done, materials furnished, and utilities supplied to the Property prior to the Closing Date by or at the request of Seller. To the best of Seller’s knowledge, there are no public plans or proposals for changes in road grade, access, or other municipal improvements which would adversely affect the Property or result in any assessment; and no ordinance authorizing improvements, the cost of which might be assessed against Purchaser or the Property, is pending. (j) Except as disclosed in the Due Diligence Materials or the Natural Hazards disclosures, no Improvements on the Land are located within the area determined to be within any flood hazard areas, including the 100-year flood plain on the Flood Insurance Rate Map published by the Federal Emergency Management Agency and/or by the United States Army Corps of Engineers and/or Fresno County and/or the State of California. (k) Seller has not entered into any agreement to dispose of its interest in the Property or any part thereof, except for this Agreement. (l) Seller is not a party to any litigation which is still pending, and has no knowledge of any threatened litigation, affecting or relating to the Property. (m) Neither the Seller, nor to Seller’s knowledge, any other party has ever caused or permitted any “hazardous material” (as hereinafter defined) to be placed, held, located, or disposed of on, under, or at the Property or any part thereof in forms or concentrations which violate applicable laws and regulations, and, to Seller’s knowledge, neither the Property nor any part thereof has ever been used as a dump or storage site (whether permanent or temporary) for any hazardous material. As used herein, “hazardous material” means and includes any hazardous, toxic, or dangerous waste, substance, or material defined as such in, or for purposes of, the Comprehensive Environmental Response, Compensation Liability Act (42 U.S.C. Section 9601, et seq., as amended) or any other “super fund” or “super lien” law or any other Federal, -10-

State, or local statute, or law, ordinance, code, rule, regulation, order or decree regulating, relating to, or imposing liability for standards of conduct concerning any substance or material, as presently in effect. To Seller’s knowledge, the Property does not currently contain any underground or above ground storage tanks, and to Seller’s knowledge, any storage tanks previously located on the Property (whether above ground or below ground) have been removed in accordance with the requirements of all applicable laws. Without limiting the other provisions of this Section 11(k), Seller has no knowledge of any release or spill of oil, fuel or any other substance stored in storage tanks of any kind on the Property that required reporting or formal cleanup under applicable law. (n) Seller shall use a commercially reasonable good faith effort to obtain a waiver of the right of first refusal to purchase the [*****]Membership Interest by all of the other members of the [*****]Pipeline Partnership, LLC, and provide written confirmation of the same to Purchaser and to Title Company, as soon as reasonably practical after the Effective Date. Seller hereby indemnifies and holds harmless Purchaser from and against any and all loss, expense (including without limitation reasonable attorney fees), liability, cost, claim, demand, action, cause of action and suit arising out of or in any way related to any breach of any representation, warranty, covenant or agreement of Seller in this Agreement. For purposes of this Agreement, “Seller’s knowledge” or “knowledge of the Seller” means the current actual knowledge without duty of investigation of Rodney T. Stiefvater. 11.1 Purchaser’s Representations and Warranties. As of the date hereof and as of the Closing Date (as evidenced by Purchaser’s date down certificate to be provided at Closing), Purchaser represents, warrants and covenants to Seller that: (a) Purchaser has been duly organized and is validly existing under the laws of the State of Maryland and is authorized to transact business in the State of California. Purchaser has the full right and authority to enter into this Agreement and, at or prior to Closing shall have obtained all other approvals necessary to acquire all of the Property to be conveyed by Seller pursuant hereto and to consummate or cause to be consummated the transactions contemplated herein to be made by Purchaser. The person signing this Agreement on behalf of Purchaser is authorized to do so. No other signatures or approvals are required to make this Agreement fully enforceable against the Seller with respect to the Purchaser or the Property. This Agreement constitutes, and all agreements and documents contemplated hereby (when executed and delivered pursuant hereto) will constitute, the valid and legally binding obligations of Purchaser, enforceable in accordance with their respective terms. 12. Broker, Broker’s Commission and Broker’s Agency Election. Purchaser and Seller each represent and warrant to the other that, with the exception of the Broker set forth in this Section 12 engaged by Seller, such party has not incurred an obligation to any other broker or agent in connection with the transaction contemplated hereby. Seller shall pay Broker pursuant to a separate agreement by and between Seller and Broker and covenants and agrees to defend, indemnify and hold harmless the other party against and from any and all loss, expense, liability, cost, claim, demand, damage, action, cause of action and suit arising out of or in any manner relating to the alleged employment or use by such party of any real estate broker or agent -11-

in connection Seller’s agreement with Broker. In addition, each party hereby covenants and agrees to defend, indemnify and hold harmless the other party against and from any and all loss, expense, liability, cost, claim, demand, damage, action, cause of action and suit arising out of or in any manner relating to the alleged employment or use by such party of any other real estate broker or agent in connection with this transaction. The provisions of this Section 12 shall survive the Closing of this transaction. Purchaser and Seller hereby acknowledge that Broker has provided Purchaser and Seller each a Disclosure Regarding Real Estate Agency Relationship form (CAR form A.D.) and a Confirmation of Real Estate Agency Relationships as required by California Civil Code. These forms include the provisions of Civil Code sections 2079.13 to 2079.24. Purchaser and Seller each hereby acknowledge and confirm that Broker has elected to represent the Seller exclusively in this transaction. Purchaser and Seller are hereby advised that A REAL ESTATE BROKER IS NOT QUALIFIED TO ADVISE ON REAL ESTATE. IF BUYER OR SELLER DESIRE LEGAL ADVICE, CONSULT AN ATTORNEY. Purchaser in this transaction is and has been and will continue to be represented by independent legal counsel who has prepared and approved this Agreement. Seller’s Initials Purchaser’s Initials 13. Survey and Inspection; Condition of the Property; Release. Purchaser and Purchaser’s agents, employees and independent contractors shall have the right and privilege to enter upon the Property during the Inspection Period to survey and inspect the Property and to conduct soil borings, environmental assessment and toxic waste studies and other geological, engineering, water or landscaping tests or studies or building inspections, all at Purchaser’s sole cost and expense. Purchaser hereby covenants and agrees to indemnify and hold harmless Seller from any and all loss, liability, cost, claim, demand, damage, action, cause of action and suit arising out of or in any manner related to the exercise by Purchaser of Purchaser’s rights under this section (but not the existence of any condition discovered in the course of Purchaser’s inspections and testing). Purchaser shall: (a) keep the Land free and clear of all liens arising out of the activities of Purchaser and/or Purchaser’s Agents at or on the Land; (b) repair any and all damage to the Land caused by Purchaser or any Purchaser’s Agent or by any tests or investigations conducted by, on behalf of, or at the direction of Purchaser; and (c) protect, defend with counsel reasonably acceptable to Seller, indemnify and hold Seller, its affiliates and their partners, managers, members, employees, shareholders, agents, officers, directors and representatives, harmless from and against any and all actions, liabilities, claims, damages, losses, costs, and expenses arising out of or in any way related to: (A) entry onto the Land or any activity thereon or with respect thereto by Purchaser or Purchaser’s Agents; and (B) any breach by Purchaser or Purchaser’s Agents of the provisions of this Section 13. Purchaser shall, at all times during its activities on the Land, both during the Inspection Period and until the Closing, obtain and keep in full force and effect the insurance described below. In accordance with the following paragraph, prior to any entry onto the Land under this Agreement, and as evidence of specified insurance coverage, Purchaser shall deliver -12-

to Seller certificates of such insurance or, at the request of Seller, copies of such insurance policies. Purchaser shall, at its sole cost and expense, maintain in full force and effect during the term of this Agreement, with companies acceptable to Seller, which acceptance shall not be unreasonably withheld, the following insurance: (i) Workers Compensation Insurance (at the minimum limit required by law) for all persons Purchaser hires as employees of Purchaser in carrying out its activities on the Land; and (ii) Commercial General Liability Insurance on an “occurrence” basis, covering the activities of Purchaser and its agents, employees, contractors and Purchaser’s Agents on the Land and any and all resulting injury to persons and damage to the Land, with a combined single limit for bodily injury and property damage of not less than One Million Dollars ($1,000,000) per occurrence. Such Commercial General Liability Insurance policy shall include contractual indemnity coverage for the indemnities of Purchaser given to Seller under this Section 13. Seller shall be included as an additional insured under the coverage specified above. Each insurance policy required under this Agreement shall: (i) be issued by insurance carriers licensed and approved to do business in California, having a general policyholders rating of not less than “A-” and financial rating of not less than “VII” in the most current Best’s Insurance Report; (ii) contain a provision that the policy shall not be subject to material alteration to the detriment of Seller or Purchaser or cancellation without at least thirty (30) days’ prior written notice being given to Seller by registered mail; (iii) provide that such policy or policies and the coverage evidenced thereby are primary and any insurance maintained by the additional insureds is noncontributing with such primary coverage; and (iv) contain severability of interest and cross liability clauses. In the event that before the end of the Inspection Period, Purchaser elects not to pursue this transaction, (i) at Seller’s request all due diligence materials provided to Purchaser by Seller shall be returned to Seller or destroyed by Purchaser, and (ii) Purchaser shall provide Seller with copies of all third party reports (excluding appraisals ordered by a prospective lender) or surveys prepared in connection with the Property, provided that Seller reimburses Purchaser for the cost of the same. In the event any Inspection discloses any actual or potential finding which may require reporting under any regulations or statute, then, to fullest extent permitted by law, and unless Purchaser believes, in its sole discretion, that Purchaser has an obligation to report, the Parties agree that Seller alone shall determine the necessity and manner of such reporting, if any, and Seller will defend, indemnify and hold Purchaser harmless form any liability, damage or penalty resulting from Seller's reporting activities or failure to timely, fully or accurately report as required. In addition to the foregoing, Seller will deliver to Purchaser within ten (10) business days of the Effective Date, a Natural Hazards Disclosure Statement (the “Natural Hazards Disclosure”) with respect to the Property. Prior to the Close of Escrow, Purchaser shall acknowledge receipt of the Natural Hazards Disclosure. (b) PURCHASER ACKNOWLEDGES THAT THE PROPERTY HAS BEEN AN ACTIVE WORKING FARM FOR MANY YEARS. PURCHASER SPECIFICALLY -13-

ACKNOWLEDGES THAT VARIOUS PETROLEUM PRODUCTS, FUEL, GASOLINE AND CHEMICALS, INCLUDING FERTILIZERS, HERBICIDES AND PESTICIDES, CUSTOMARILY USED IN FARMING, SOME OF WHICH MAY, AS OF THE DATE HEREOF, BE CONSIDERED TO BE HAZARDOUS OR TOXIC, MAY HAVE BEEN USED, STORED, MIXED AND APPLIED TO THE PROPERTY IN THE COURSE OF THE FARMING OR RANCHING ACTIVITIES CONDUCTED THEREON OR ON ADJACENT PROPERTY. PURCHASER FURTHER ACKNOWLEDGES THAT, EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT AND IN ANY OTHER DOCUMENT PROVIDED FOR OR CONTEMPLATED HEREUNDER, SELLER, ITS AGENTS, OFFICERS, DIRECTORS, EMPLOYEES AND OTHER PERSONS ACTING ON BEHALF OF SELLER HAVE MADE NO REPRESENTATION OR WARRANTY OF ANY KIND AS TO THE PRECISE NUMBER OF ACRES OF THE LAND, THE DEVELOPMENT POTENTIAL OF THE PROPERTY, THE CONDITION OF THE PROPERTY OR THE SOIL, DRAINAGE CAPACITY, THE QUALITY, QUANTITY, VARIETY, VALUE OR MARKETABILITY OF ANY PERMANENT PLANTINGS OR GROWING CROPS, THE EXISTENCE, TRANSFERABILITY OR VALUE OF ANY MINERAL RIGHTS, OR THE CONDITION OF ANY IMPROVEMENTS, FIXTURES OR EQUIPMENT LOCATED ON THE LAND ON WHICH PURCHASER HAS RELIED OR WILL RELY, DIRECTLY OR INDIRECTLY FOR ANY PURPOSE. PURCHASER FURTHER ACKNOWLEDGES THAT PURCHASER IS PURCHASING THE PROPERTY SOLELY IN RELIANCE ON PURCHASER'S OWN INVESTIGATION, AND THAT EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, HAVE BEEN MADE BY SELLER, OR SELLER'S AGENTS. PURCHASER WILL ACQUIRE THE PROPERTY INCLUDING ANY IMPROVEMENTS, EQUIPMENT, FIXTURES, AND PERSONAL PROPERTY CONVEYED BY SELLER “AS IS” AND WITHOUT EXPRESS OR IMPLIED WARRANTY OF CONDITION, MERCHANTABILITY OR FITNESS. EXCEPT FOR SELLER'S REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS AND GUARANTEES EXPRESSLY STATED IN THE AGREEMENT AND IN ANY OTHER DOCUMENT PROVIDED FOR OR CONTEMPLATED HEREUNDER: (A) SELLER HAS NOT MADE, DOES NOT MAKE, AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS, OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT, OR FUTURE, OF, AS TO, CONCERNING, OR WITH RESPECT TO THE PROPERTY, INCLUDING WITHOUT LIMITATION WITH RESPECT TO THE CONDITION AND SUITABILITY OF PERMANENT PLANTINGS, SOILS AND DRAINAGE FOR THE GROWING OF AGRICULTURAL CROPS OR OTHER USES, OR THE QUANTITY OR QUALITY OF WATER AVAILABLE TO THE PROPERTY, IF ANY; (B) TO THE MAXIMUM EXTENT PERMITTED BYLAW, THE SALE OF THE PROPERTY (INCLUDING THE PERSONAL PROPERTY), AS PROVIDED FOR HEREIN IS MADE ON AN “AS IS, WHERE IS” CONDITION AND BASIS WITH ALL FAULTS, AND SELLER HAS NO OBLIGATION TO MAKE REPAIRS, REPLACEMENTS, ALTERATIONS OR IMPROVEMENTS TO THE PROPERTY; (C) EXCEPT AS MAY -14-

OTHERWISE BE EXPRESSLY STATED IN THIS AGREEMENT, SUCH “AS-IS” CONDITION INCLUDES, WITHOUT LIMITATION, THE PRESENCE OR ABSENCE OF HAZARDOUS MATERIALS, TOXIC SUBSTANCES, WASTE MATERIALS OR OTHER SIMILARLY DESIGNATED SUBSTANCES OR MATERIALS (INCLUDING, WITHOUT LIMITATION, OIL AND OTHER PETROLEUM PRODUCTS), AT, ON, UNDER OR ADJACENT TO THE PROPERTY; (D) PURCHASER ASSUMES THE RISK OF ADVERSE PHYSICAL CONDITIONS AFFECTING THE PROPERTY AND/OR ITS DEVELOPMENT, INCLUDING, WITHOUT LIMITATION, ENVIRONMENTAL CONDITIONS, WHICH PURCHASER DISCOVERED OR FAILED TO DISCOVER AS A RESULT OF ITS INVESTIGATIONS. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT SUCH “AS-IS” CONDITION EXTENDS TO LATENT AND PATENT DEFECTS AND CONDITIONS; AND (V) TO THE MAXIMUM EXTENT PERMITTED BY LAW, PURCHASER WAIVES ANY AND ALL STATUTORY RIGHTS FOR THE BENEFIT OF PURCHASER WITH RESPECT TO LATENT AND PATENT DEFECTS AND CONDITIONS AFFECTING THE LAND. Seller and Purchaser have each initialed this Section 13(b) to further indicate their awareness and acceptance of each and every provision hereof. Purchaser Initials Seller Initials (c) Except as to claims for breach or default by Seller of its obligations, representations, warranties, promises, covenants, agreements and guaranties under this Agreement, Purchaser, on its own behalf, and on behalf of anyone claiming by, through, or under Purchaser, hereby waives its right to recover from and fully and irrevocably releases Seller and each of its constituent members, and its and their managers and affiliates and all of their respective trustees, managers, officers, agents, representatives, employees and all of their respective successors and assigns (“Released Parties”) from any and all claims that it may now have or thereafter acquire against any of the Released Parties for any claims, costs, losses, liabilities, damages, expenses, demands, actions or causes of action arising from or in any way related to any property defects, errors, omissions or other conditions, latent or otherwise (including, without limitation, environmental contamination, risks, conditions and matters), related to or affecting the Property (or any portion thereof) and/or any improvements located on or serving the Property (or any portion thereof). This release includes claims of which Purchaser is presently unaware or which Purchaser does not presently suspect to exist which, if known by Purchaser, would materially affect Purchaser's release to Seller. Purchaser specifically waives the provision of California Civil Code section 1542, which provides as follows: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY -15-

In this connection and to the extent permitted by law, Purchaser hereby agrees, represents, and warrants that Purchaser realizes and acknowledges that factual matters now unknown to it may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses, liabilities and expenses which are presently unknown, unanticipated and unsuspected, and Purchaser further agrees, represents and warrants that the waivers and releases herein have been negotiated and agreed upon in light of that realization and that Purchaser nevertheless hereby intends to release, discharge, and acquit the Released Parties from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses, liabilities and expenses which might in any way be included as a material portion of the consideration given to Seller by Purchaser in exchange for Seller's performance hereunder. Purchaser has initialed this paragraph to further indicate its awareness and acceptance of each and every provision hereof. _______________ Purchaser Initials 14. Eminent Domain. If, after the Effective Date and prior to Closing, Seller shall receive notice of the commencement or threatened commencement of eminent domain or other like proceedings against the Property or any portion thereof, Seller shall immediately notify Purchaser in writing, and Purchaser shall elect within thirty (30) days from and after such notice, by written notice to Seller, one of the following: (a) not to close the transaction contemplated hereby, in which event all Earnest Money shall be refunded to Purchaser and this Agreement shall be void and of no further force and effect; or (b) to close the purchase of the Property contemplated hereby in accordance with its terms but subject to such proceedings, in which event the Purchase Price shall remain the same and Seller shall transfer and assign to Purchaser at Closing all condemnation proceeds and rights to additional condemnation proceeds, if any. If Purchaser elects to purchase after receipt of such a notice, all actions taken by Seller with regard to such eminent domain proceedings, including but not limited to, negotiations, litigation, settlement, appraisals and appeals, shall be subject to the approval of Purchaser, which approval shall not be unreasonably withheld. If Purchaser does not make such election within the aforesaid time period, Purchaser shall be deemed to have elected to close the transactions contemplated hereby in accordance with clause (b) above. 15. Property Damage. If, after the Effective Date and prior to Closing, the Property shall suffer significant damage as the result of fire or other casualty, Seller shall immediately notify Purchaser in writing. In the event said damage results in damage of the improvements situated on the Property in the amount of One Hundred Thousand and No/100 Dollars ($100,000.00) or greater, Purchaser shall have the right to elect within fifteen (15) days from and after such notice, by written notice, one of the following: (a) not to close the transaction contemplated hereby, in which event all Earnest Money shall be refunded to Purchaser and this Agreement shall be void and of no further force and effect; or (b) to close the purchase of the Property contemplated hereby in accordance with its terms but subject to such damage, in which event the Purchase Price shall remain the same and Seller shall transfer and assign to Purchaser -16-

at Closing all insurance proceeds received or to be received as a result of such damage, and Purchaser shall receive a credit against the Purchase Price for any insurance deductible or uninsured loss. If Purchaser does not make such election within the aforesaid time period, Purchaser shall be deemed to have elected to close the transactions contemplated hereby in accordance with clause (b) above. In the event less than One Hundred Thousand and No/100 Dollars ($100,000.00) of damage to the improvements situated on the Property exists, this Agreement shall remain in full force and effect, but, at Closing, Seller shall transfer and assign to Purchaser all insurance proceeds received or to be received as a result of such damage, and Purchaser shall receive a credit against the Purchase Price for any insurance deductible or uninsured loss. 16. Condition of Property. Subsequent to the Effective Date and prior to Closing, Seller shall maintain the Property in accordance with its past practices and ordinary maintenance, but shall not be required to provide any extraordinary maintenance. 17. Operations. After the Effective Date and prior to the Closing Date, Seller shall neither enter into any new, nor terminate, modify, extend, amend or renew any existing, lease or service, management, maintenance, repair, employment, union, construction, leasing or other contract or agreement affecting the Property unless Purchaser has approved the same in writing. Seller shall cause any Contracts which Purchaser elects in its discretion not to assume to be cancelled at or before Closing. 18. Notice. Notices provided for in this Agreement must be (i) delivered personally, (ii) sent by registered or certified mail, postage prepaid, return receipt requested, (iii) sent via a reputable express courier, or (iv) sent by electronic mail during normal business hours with a confirmation copy delivered by another method permitted by this Section 18 other than facsimile, addressed as set forth below. Notice sent by U.S. mail is deemed delivered three days after deposit with the U.S. Postal Service. Notice sent by a reputable express carrier is deemed received on the day receipted for by the express carrier or its agent. Notice sent via electronic mail is deemed delivered upon the entrance of such electronic mail into the information processing system designated by the recipient’s electronic mail address set forth below. The addresses of the parties to which notices are to be sent shall be Purchaser’s Address or Seller’s Address, as applicable, as set forth in Section 1 above. Any party shall have the right from time to time to change the address to which notices to it shall be sent to another address, and to specify two additional addresses to which copies of notices to it shall be mailed, by giving to the other party at least ten (10) days prior notice of the changed address or additional addresses. 19. Remedies. IF THIS TRANSACTION FAILS TO CLOSE BY REASON OF PURCHASER’S WRONGFUL FAILURE TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT, THE EARNEST MONEY SHALL BE RETAINED BY SELLER AS LIQUIDATED DAMAGES, THE PARTIES HEREBY ACKNOWLEDGING THAT SELLER’S ACTUAL DAMAGES IN SUCH CIRCUMSTANCES WOULD BE DIFFICULT, IF NOT IMPOSSIBLE, TO DETERMINE, AND THAT THIS LIQUIDATED DAMAGES PROVISION IS NOT UNREASONABLE UNDER THE CIRCUMSTANCES EXISTING AS OF THE EFFECTIVE DATE. SELLER EXPRESSLY ACKNOWLEDGES AND AGREES THAT RETENTION OF THE EARNEST MONEY AS PROVIDED FOR HEREIN SHALL BE SELLER’S SOLE AND -17-

EXCLUSIVE REMEDY IN THE EVENT OF PURCHASER’S FAILURE TO PERFORM ITS OBLIGATIONS HEREUNDER. BY THEIR INITIALS HERETO, SELLER AND PURCHASER SPECIFICALLY ACKNOWLEDGE THEIR ACCEPTANCE AND APPROVAL OF THE FOREGOING LIQUIDATED DAMAGES PROVISION. __________________ __________________ Seller Purchaser IF THIS TRANSACTION FAILS TO CLOSE FOR ANY REASON OTHER THAN PURCHASER’S WRONGFUL FAILURE TO PERFORM ITS OBLIGATIONS HEREUNDER, THE EARNEST MONEY SHALL PROMPTLY BE REFUNDED TO PURCHASER. IN THE EVENT SELLER FAILS OR REFUSES TO CONVEY THE PROPERTY IN ACCORDANCE WITH THE TERMS HEREOF OR OTHERWISE FAILS TO PERFORM ITS OBLIGATIONS HEREUNDER, PURCHASER SHALL HAVE THE RIGHT TO A REFUND OF ALL EARNEST MONEY, SPECIFIC PERFORMANCE AND ALL OTHER RIGHTS AND REMEDIES AVAILABLE AT LAW OR IN EQUITY FOR SELLER’S BREACH, ALL OF WHICH ARE RESERVED, CUMULATIVE, AND NONEXCLUSIVE. SELLER WAIVES THE RIGHT TO ASSERT THE DEFENSE OF THE LACK OF MUTUALITY IN ANY SUIT FOR SPECIFIC PERFORMANCE INSTITUTED BY PURCHASER. NOTWITHSTANDING THE FOREGOING, PURCHASER SHALL ALSO BE ENTITLED TO OBTAIN ITS ATTORNEYS’ FEES AND COSTS IN CONNECTION WITH ENFORCING ITS RIGHTS AND REMEDIES UNDER THIS AGREEMENT. 20. Time of Essence. Time is of the essence of this Agreement. 21. Closing Documents. At or prior to Closing, each party shall deliver to the other party appropriate evidence to establish the authority of such party to enter into and close the transaction contemplated hereby. Seller also shall execute and deliver to the Title Company at Closing, for it to hold in escrow pending Purchaser’s payment of the Purchase Price and other required deliveries to escrow as described below in this Section 21: (i) the Deed; (ii) a certificate with respect to Section 1445 of the Internal Revenue Code stating, among other things, that Seller is not a foreign corporation as defined in the Internal Revenue Code and I.R.S. Regulations; (iii) the General Assignment substantially in the form attached hereto as Exhibit D; (iv) Seller’s representation and warranty date down certificate under Section 11; (v) the Lease; (vi) an assignment of the [*****]Membership Interest, and (vii) such other documents reasonably necessary or appropriate to complete and evidence the transaction contemplated hereby, as reasonably requested by the Purchaser or Title Company, including without limitation a standard title company owner’s affidavit. 22. Entire Agreement. This Agreement constitutes the entire agreement of the parties and may not be amended except by written instrument executed by Purchaser and Seller. All prior understandings and agreements between the parties are deemed merged herein. -18-

23. Headings. The section headings are inserted for convenience only and are in no way intended to describe, interpret, define or limit the scope or content of this Agreement or any provision hereof. 24. Possession. Seller shall deliver actual possession of the Property at Closing. 25. Applicable Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of California. 26. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns as the case may be, and Purchaser shall have the right to assign its rights hereunder and thereafter be released from any further liability hereunder. 27. Surviving Clauses. The provisions of this Agreement relating to Purchaser’s indemnification with respect to its entering upon the Property as set forth in Section 13 prior to Closing, Seller’s representations, covenants, and warranties in Section 11, Purchaser’s representations, covenants, and warranties in Section 11.1, Seller’s agreement to cooperate with a Rule 3-14 audit, Seller’s covenant not to encumber the Property subsequent to the date hereof, and the mutual covenants of Seller and Purchaser to indemnify each other, as the case may be, as set forth in Section 12, shall not merge into the Deed but instead shall survive any Closing pursuant to this Agreement. Except as set forth in the preceding sentence or as otherwise expressly set forth herein, no other provision of this Agreement shall survive the Closing of this transaction provided, however, that any action, suit or proceeding with respect to the truth, accuracy or completeness of any such representations and warranties shall be commenced, if at all, on or before the date which is eighteen (18) months after the date of the Closing and, if not commenced on or before such date, thereafter will be void and of no force or effect. 28. Tax Deferred Exchange. Either party may structure the purchase or sale of the Property as a like kind exchange under Internal Revenue Code Section 1031, at the exchanging party’s sole cost and expense. The non-exchanging party shall reasonably cooperate therein, provided that the non-exchanging party shall incur no material costs, expenses or liabilities in connection with the exchanging party’s exchange, and the non-exchanging party shall not be required to take title to or contract for purchase of any other property. If the exchanging party uses a qualified intermediary to effectuate the exchange, any assignment of the rights or obligations of the exchanging party hereunder shall not relieve, release or absolve the exchanging party of its obligations to the non-exchanging party hereunder. The exchanging party shall reimburse the non-exchanging party for all reasonable out-of-pocket expenses, if any, incurred by the non-exchanging party in effectuating the exchanging party’s exchange. 29. Non-Solicitation. From and after the Effective Date, Seller shall not market the Property for sale, or solicit or accept any back-up offers with respect to the sale of the Property. 30. Rule 3-14 Audit. Seller agrees to reasonably cooperate, at no liability, cost or expense to Seller, with Purchaser in connection with any Rule 3-14 audit that Purchaser may conduct with respect to the Property within one year after the Closing Date. -19-

31. Calculation of Time Periods. Unless otherwise specified, in computing any period of time described herein, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday for national banks in the location where the Property is located, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday, or legal holiday. Unless otherwise specified, the last day of any period of time described herein shall be deemed to end at 5:00 p.m. local time in the state in which the Property is located. 32. Counterparts. This Agreement may be executed in one or more counterparts and such counterparts taken together shall constitute one and the same document. For purposes of this Agreement a facsimile or electronic signature shall be deemed as valid and enforceable as an original. 33. Attorney’s Fees; Pre-litigation Dispute Resolution. Each Party shall pay the fees and expenses of its own attorneys in connection with the preparation, negotiation and execution of this Agreement. If a dispute arises out of or relates to this Agreement, or the breach thereof, and if the dispute cannot be settled through negotiation, the Parties agree first to try in good faith to settle the dispute by mediation administered by the American Arbitration Association under its Commercial Mediation Procedures before resorting to arbitration, litigation, or some other dispute resolution procedure. If the Parties are unsuccessful in resolving the dispute by mediation and either Party institutes an arbitration, state court action, federal court action or other proceeding arising out of or relating to this Agreement, the prevailing Party, as designated by the arbitration panel, court or tribunal, shall be entitled to recover from the other Party all costs and expenses (expressly including, but not limited to, reasonable attorneys’ fees and expert witness fees), incurred by the prevailing Party in connection with such arbitration, action or proceeding. [COUNTERPART SIGNATURE PAGE(S) TO FOLLOW] -20-

IN WITNESS WHEREOF, this Agreement has been duly executed on the day and year first above written. PURCHASER: GLADSTONE LAND CORPORATION, a Maryland corporation By: Name: Title: SELLER: RTS ORCHARDS, LLC, a California limited liability company By: Name: Title: -21-

EXHIBIT A LAND West Parcels/Phase 2 PARCEL 3: APN: 085-070-17s The West one-half of the Northwest quarter of Section 22, Township 21 South, Range 16 East, Mount Diablo Base and Meridian in the unincorporated area of the County of Fresno, State of California according to the Official Plat thereof. EXCEPTING THEREFROM, all minerals including oil, gas and other hydrocarbon substances contained therein, TOGETHER WITH, the right of ingress and egress to and from said land for the purpose of drilling, exploring and in every way operating for such minerals and removing same, as reserved by Crescent Meat Company, a corporation in the Deed and Agreement recorded December 2, 1953 in Book 3375, Page 677 of Official Records, as Document No. 65159. PARCEL 4: APN: 085-070-33S Parcel B of PLA 07-49, according to the Certificated of Compliance recorded September 12, 2013, as Document No. 2013-0129764, of Official Records, described as follows: The Northwest Quarter of the Southwest Quarter and the West Three-Quarters of the South One- Half of the Southwest Quarter of Section 22, Township 21 South, Range 16 East, Mount Diablo Base and Meridian in the unincorporated area of the County of Fresno, State of California according to the Official Plat thereof. EXCEPTING THEREFROM, the East 25.00 acres of the West Three-Quarters of the South One- Half of the Southwest Quarter of Section 22. ALSO EXCEPTING THEREFROM, the following described parcel: BEGINNING, at the Southwest comer of said Section 22; Thence, North 00°0742" East along the West line of said Section 22 a distance of 613.00 feet; Thence, leaving said West line North 89°39'48" East a distance of 1157.53 feet to a point on the West line of the East 25.0 acres of the West three-quarters of the South half of the Southwest quarter of said Section 22; Thence, South 00°18'05" West along the said West line a distance of 613.00 feet to a point on the South line of said Section 22; Thence, South 89°39'45" West along the said South line of Section 22 a distance of 1155.68 feet to the said Southwest corner of Section 22 and POINT OF BEGINNING. EXCEPTING THEREFROM, all oil, gas and casinghead gas, and other hydrocarbon substances, TOGETHER WITH, any and all other minerals of every kind and character, now contained or hereafter deposited in, through or under said land, which are expressly reserved from the operation of this grant, TOGETHER WITH, the right of entry for the purpose of exploring, mining and operating for oil, gas and casinghead gas, and other hydrocarbon substances, TOGETHER WITH, any and all other minerals, and of taking, storing and removing said products, TOGETHER WITH, the further right to build tanks, power houses, stations, houses for employees and such other structures (except refinery)as may be necessary or convenient in said operations, TOGETHER WITH, rights of way, easements and servitude for pipe lines, power lines and telephone lines, with the right of removing any and all improvements placed or erected upon said land, including casing, TOGETHER WITH, the full right to sell, lease, deal with, or otherwise dispose of the interest and rights hereby excepted and reserved from said grant, upon the terms and conditions contained therein, all as reserved by Helen C. Lillis, an unmarried woman, in the Deed recorded December 2, 1940 in Volume 1867, Page 123 of Official Records, as Document No. 35550. PARCEL 5: APN: 085-020-08S All of Fractional Section 5, Township 21 South, Range 16 East, Mount Diablo Base and Meridian in the unincorporated area of the County of Fresno, State of California according to the Official Plat thereof. EXCEPTING THEREFROM, all oil, gas and other hydrocarbons; non-hydrocarbon gasses or gaseous substances; all other minerals of whatsoever nature, without regard to similarity to the above-mentioned substances; and all substances that may be produced therewith from said real property, as reserved, ALSO EXCEPTING THEREFROM, all geothermal resources, embracing indigenous steam, hot water and hot brines; steam and other gases, hot water and hot brines resulting from water, gas or other fluids artificially introduced into subsurface formations; heat or the associated energy found beneath the surface of the earth; and by-products of any of the foregoing such as minerals (exclusive of oil or hydrocarbon gas that can be separately produced) which are found in solution or association with or derived from any of the foregoing. ALSO EXCEPTING THEREFROM, the sole and exclusive right from time to time to drill and maintain wells or other works into or through said real property and the adjoining streets, roads and highways from the purpose of exploring for and producing energy resources; the right to produce, inject, store, and remove from and through such wells or works, oil, gas, water and other substances of whatever nature, including the right to perform any and all operations deemed by Grantor necessary or convenient for the exercise of such rights, including but not limited to the right to conduct seismic testing and construct, maintain and operate pipeline, valves, catholic protection facilities, and appurtenances, upon the terms and conditions contained therein, as reserved by Chevron U.S.A. Inc., a Pennsylvania corporation, in the Deed recorded August 21,1997 as Document No. 97106609. PARCEL 6: APN: 085-060-13s The South half of Section 16, Township 21 South, Range 16 East, Mount Diablo Base and Meridian, in the unincorporated area of the County of Fresno, State of California according to the Official Plat thereof. EXCEPTING THEREFROM all oil, gas and casinghead gas and other hydrocarbon substances, TOGETHER WITH, any and all other minerals of every kind and character, now contained or hereafter deposited in, through or under said land, which are expressly reserved for the operation of this grant; TOGETHER WITH, the right of entry for the purpose of exploring, mining and operating for oil, gas and casinghead gas and other hydrocarbon substances, TOGETHER WITH, any and all other minerals, and of taking, storing and removing said products, TOGETHER WITH, the further right to build tanks, power houses, stations, houses for employees and such other structures (except refinery) as may be necessary or convenient in said operations TOGETHER WITH, rights of way, easements and servitude for pipe lines, power lines and telephone lines, with the right of removing any and all improvements placed or erected upon said land, including casing, TOGETHER WITH, the full right to sell, lease, deal with, or otherwise dispose of the interest and rights hereby excepted and reserved, subject to the terms and conditions contained therein, as reserved by Helen C. Lillis, an unmarried woman and Lyle J. Christie, an unmarried man, in the Deed recorded December 2, 1940 in Book 1867, Page 122 of Official Records, as Document No. 35548.

EXHIBIT B PERSONAL PROPERTY NONE

EXHIBIT C DUE DILIGENCE MATERIALS (a) Plans, drawings, specifications and engineering and architectural studies and work (including “as built” plans and drawings, if any) with regard to the Property that are in Seller’s possession; (b) Any title commitments, title policies, appraisals and surveys of the Property obtained during the period during which Seller has owned the Property or otherwise in Seller’s possession; (c) Operating budgets for the Property for the two (2) most recent complete calendar years and the current year; (d) Income and expense statements for the Property for the two (2) most recent complete calendar years and the current year-to-date; (e) Copies of all correspondence in Seller’s possession relating to any lease or Government Payments with respect to the Property; (f) Real estate tax bills and statements for the current year and the previous two (2) years with respect to the Property; (g) Utility bills for the Property for the two (2) most recent complete calendar years and the current year-to-date; (h) Copies of insurance certificates with respect to the Property; (i) Copies of all of the Contracts and any amendments or proposed amendments thereto with respect to the Property; (j) Copies of any soil boring or other similar engineering reports with respect to the Property obtained during the period during which Seller has owned the Property; SELLER HAS NONE IN ITS POSSESSION OR UNDER ITS CONTROL (k) Any environmental assessment report or study with respect to the Property in Seller’s possession; SELLER HAS NONE IN ITS POSSESSION OR UNDER ITS CONTROL (l) Copies of any warranties relating to any Improvements or Personal Property (including without limitation Irrigation Equipment) included in the Property which are in Seller’s possession; SELLER HAS NONE IN ITS POSSESSION OR UNDER ITS CONTROL (m) Any information in Seller’s possession or control from any governmental agency or authority regarding the Property or adjacent properties; SELLER HAS NONE IN ITS POSSESSION OR UNDER ITS CONTROL

(n) Copies of all notices and correspondence received from any governmental agency of authority regarding the Property or adjacent properties; SELLER HAS NONE IN ITS POSSESSION OR UNDER ITS CONTROL (o) Copies of all notices and correspondence received from third-parties claiming an interest or right in and to the Property, or any portion thereof; SELLER HAS NONE IN ITS POSSESSION OR UNDER ITS CONTROL (p) Copies of all certificates, applications, permits or other documents related to or evidencing Water Rights associated with the Property or any portion thereof; SELLER HAS NONE IN ITS POSSESSION OR UNDER ITS CONTROL (q) Copies of any well, pump and water quality tests done over the past three (3) years with respect to the Property; (r) An inventory of all wells and pumps located on the Property, together with the location, age, and output of each; (s) All available documentation or information related to the Gas Line Easement; and (t) Copies of all company records and organizational documents of [*****]Water Conveyance Partners, LLC, and thereafter such other information related to the assets, liabilities, rights, obligations and business of such LLC as Purchaser may request from time to time.

EXHIBIT D GENERAL ASSIGNMENT THIS GENERAL ASSIGNMENT (this “Assignment”) is entered into as of the ____ of ____________, 2019, between RTS Orchards, LLC, a California limited liability company (“Assignor”), and ________________________, a Delaware limited partnership (“Assignee”). 1. Purchase Agreement; Defined Terms. This Assignment is being executed and delivered pursuant to that certain Agreement of Purchase and Sale between Gladstone Land Corporation, a Maryland corporation, as assigned to Assignee as Purchaser, and Assignor, as Seller, dated as of _______________, 2019 (as modified and amended from time to time, the “Purchase Agreement”). Any capitalized term used but not otherwise defined herein shall have the meaning set forth in the Purchase Agreement. 2. Assignment and Conveyance. For good and valuable consideration received by Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby bargains, sells, conveys, grants, transfers and assigns to Assignee the entire right, title and interest of Assignor in and to the following in accordance with the terms and conditions of the Purchase Agreement: i. All Personal Property; ii. All warranties, guarantees, bonds, licenses, building permits, certificates of occupancy, zoning certificates, and other governmental permits and licenses to and in connection with the construction, development, ownership, use, operation or maintenance of the Property or any part thereof, to the extent the same are assignable; and iii. All Water Rights. 3. Indemnity. Assignor agrees to indemnify, defend and hold Assignee harmless from and against any and all claims, damages, demands, causes of action, liabilities, judgments, losses, costs and expenses (including but not limited to reasonable attorneys’ fees) asserted against or incurred by Assignee caused by the failure of Assignor to perform any obligation under any of the Contracts. 4. Power and Authority. Assignor represents and warrants to Assignee that it is fully empowered and authorized to execute and deliver this Assignment, and the individual signing this Assignment on behalf of Assignor represents and warrants to Assignee that he or she is fully empowered and authorized to do so. 5. Attorneys’ Fees. If either Assignee or Assignor or their respective successors or assigns file suit to enforce the obligations of the other party under this Assignment, the prevailing party shall be entitled to recover the reasonable fees and expenses of its attorneys. 6. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

7. Counterparts. This Agreement may be executed in any number of identical counterparts, any or all of which may contain the signatures of fewer than all of the parties but all of which shall be taken together as a single instrument. 8. Governing Law. This Agreement shall be governed and interpreted in accordance with the laws of the State of California. IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment the day and year first above written. ASSIGNOR ____________________________________ ____________________________________ By: Title: ASSIGNEE _____________________________________ _____________________________________

EXHIBIT E

SOLAR IMPROVEMENTS

Solar Installation – Data Sheet and Description

Site Name	APN	Size (kW _DC)	Module Type	Module Quantity	Inverter Type	Inverter Quantity	Modules per Table	Number of tables	Other Hardware
C-5	085-020-08S	866	Boviet- BVM66129-330W	2664	Huawei-Sun 2000/36 KTL-US	20	18	148	Tracker Racking; Pad Mounted Meter/Switch Gear
C-16	085-060-13S	1093	Boviet- BVM6612P-330W	3312	Huawei-Sun 2000/36 KTL-US	25	18	184	Tracker Racking; Pad Mounted Meter/Switch Gear

EXHIBIT F AGRICULTURAL LEASE 26248477.7

EXHIBIT G DISCLOSURE OF BROKER RELATIONSHIPS 26248477.7